J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Growth Fund
(a series of JPMorgan Trust I)

(All Share Classes)
Supplement dated November 19, 2020
to the Summary Prospectuses, Prospectuses and Statement of Additional Information dated November 1, 2020
, as supplemented

IMPORTANT NOTICE REGARDING CHANGES IN NAME AND INVESTMENT POLICY
At its November 2020 meeting, the Board of Trustees (“Board”) approved changes to the name and investment policy of the JPMorgan Intrepid Growth Fund (the “Fund”). The Fund currently expects that these changes will become effective on or about February 1, 2021 (the “Effective Date”).

The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date.

Name Change
The Fund’s new name will be: JPMorgan U.S. GARP Equity Fund.

New 80% Policy
The new 80% policy (“New 80% Policy”) will be: Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies located in the U.S. An issuer of a security will be deemed to be located in the U.S. if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the U.S.

The existing 80% policy (the “Existing 80% Policy”) is: Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. The Existing 80% Policy does not contain the “U.S.” component of the New 80% Policy, although the Fund has historically invested at least 80% of its Assets in U.S. companies.

For purposes of both the Existing 80% Policy and the New 80% Policy, the term “Assets” means net assets, plus the amount of borrowings for investment purposes. In addition, for purposes of both policies, the Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with a market capitalization between $1 billion and $10 billion, at the time of purchase.

Changes to Summary Prospectuses, Prospectuses and Statements of Additional Information
In connection with the foregoing, on the Effective Date, the following changes will be made to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information:

All references to the name “JPMorgan Intrepid Growth Fund” will be replaced with “JPMorgan U.S. GARP Equity Fund.”

All references to the Fund’s Existing 80% Policy will be replaced with references to the New 80% Policy.

The ”Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectuses and Prospectuses and the “More About the Funds — Additional Information About the Funds’ Investment Strategies — Intrepid Growth Fund” section of the Prospectuses, as it relates to the Fund, will be deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies located in the U.S. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with a market capitalization between $1 billion and $10 billion, at the time of purchase. An issuer of a security will be

SUP-GARP-INV-1120

deemed to be located in the U.S. if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the U.S.

In implementing its main strategies, the Fund invests primarily in a broad portfolio of equity securities that the adviser believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance. Generally these will be equity securities of companies within the Russell 1000 Growth Index. In implementing this strategy, the Fund invests primarily in common stock and real estate investment trusts (REITs).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.

Investment Process: The Fund has an actively managed strategy. In managing the Fund, the adviser employs a bottom-up
approach to stock selection, focusing on growth companies that have strong fundamentals and are trading at what the adviser determines to be reasonable valuations. The adviser’s determinations of valuation are based on price multiples based on fundamental data, such as information about earnings and cash flow. Because the adviser’s approach to managing the Fund seeks to identify growth companies with reasonable valuations, it is generally characterized as GARP (Growth at a Reasonable Price).

In choosing securities to purchase, the adviser evaluates and internally ranks companies on a number valuation, momentum and quality characteristics which the adviser considers in evaluating investment opportunities. The adviser defines value, quality and momentum characteristics as follows:

•	Value — attractive valuations to identify underappreciated stocks

•	Quality — companies with conservative management teams and high quality earnings

•	Momentum — companies which have improving business fundamentals and which the market views positively

As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies and shareholder rights and remuneration policies) on the companies in which it may invest to identify issuers that the adviser believes will be impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased, r etained or sold by the Fund.

The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE